Exhibit 21

SUBSIDIARIES OF EMERSON ELECTRIC CO.

SEPTEMBER 30, 2006

LEGAL NAME	JURISDICTION OF INCORPORATION
AIH, Inc.	Delaware
AIHL, LLC	Delaware
Alco Controls S.A. de C.V.	Mexico
Applied Concepts, Inc.	Pennsylvania
Woodstock Land Company, LLC	Missouri
Artesyn Technologies, Inc.	Florida
Artesyn Communication Products, Inc.	Wisconsin
Artesyn Communication Products Scandinavia AB	Sweden
Artesyn Communication Products UK Ltd.	Scotland
Spider Software, Ltd.	Scotland
Artesyn Asset Management, Inc.	Delaware
Artesyn North America, Inc.	Delaware
Artesyn Cayman LP	Cayman Islands
Artesyn International Ltd.	Cayman Islands
Artesyn Ireland Ltd.	Cayman Islands
Artesyn Technologies Asia Pacific, Ltd.	Hong Kong
Zhong Shan Artesyn Technologies Electronics Co., Ltd.	China
Artesyn Netherlands B.V.	Netherlands
Artesyn UK, Ltd.	United Kingdom
Artesyn France S.A.R.L.	France
Artesyn Holding GmbH	Austria
Artesyn Austria GmbH	Austria
Artesyn Austria GmbH & Co. KG	Austria
Artesyn Hungary Elektronikai kft	Hungary
Artesyn do Brasil Comercio de Produtos de Conversao de Energia LTDA	Brazil
Artesyn Germany GmbH	Germany
Artesyn Elektronische Gerate Beteiligungs-und Verwaltungs-GmbH	Germany
Artesyn GmbH & Co. KG	Germany
Artesyn Delaware, Inc.	Delaware
Artesyn Delaware LLC	Delaware
Artesyn Technologies Japan KK	Japan
Astec International Holdings Limited	United Kingdom
Astec America Inc.	Delaware
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Astec Germany GmbH	Germany
Astec International Limited	Hong Kong
Astec Advanced Power Systems Ltda.	Brazil
Astec Advanced Power Systems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Agencies Limited	Hong Kong
Astec Custom Power (Hong Kong) Limited	Hong Kong
Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte Ltd	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec Nanjing Design Engineering Company	China
Astec Power Supply (Shenzhen) Company Ltd.	China
Astec Power Inc.	BVI
Astec Power Philippines, Inc.	Philippines

EMR Holdings Limited	Japan
Stourbridge Holdings (U.K.) Limited	United Kingdom
Brandenburg Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Ltd.	United Kingdom
Astec International PLC	United Kingdom
Astec France S.A.R.L.	France
B.B.I., S.A. de C.V.	Mexico
Branson Ultrasonic S.A.	Switzerland
Bristol Inc.	Delaware
Bristol Digital Systems Australasia Proprietary Limited	Australia
Brooks Instrument Canada (1967) Limited	Canada
Buehler Holdings LLC	Delaware
Business Services Philippines, Inc.	Delaware
California Emerson LLC	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
Clairson de Mexico, S.A. de C.V.	Mexico
ClosetMaid (Hong Kong) Limited	Hong Kong
ClosetMaid North America, Inc.	Delaware
Compania de Motores Domesticos S.A. de C.V.	Mexico
Computational Systems, Incorporated	Tennessee
CSI Technology, Inc.	Delaware
Emerson Process Management Distribution n.v.	Belgium
Controles Electromecanicos de Mexico S.A. de C.V.	Mexico
Control Techniques Iberia S.A.	Spain
Control Techniques Sweden AB	Sweden
Cooligy Inc.	Delaware
Daniel Industries, Inc.	Delaware
Bettis Corporation	Delaware
Bettis Canada Ltd.	Canada
Bettis France SARL	France
Bettis Holdings, Ltd.	United Kingdom
Bettis UK Ltd.	United Kingdom
Prime Actuator Control Systems Limited	United Kingdom
Prime Actuator Control Systems UK Ltd.	United Kingdom
Dantorque A/S	Denmark
Hytork Controls, Inc.	Delaware
Shafer Valve Company	Ohio
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel En-Fab Systems, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Ltd.	United Kingdom
Spectra-Tek UK Ltd.	United Kingdom
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Daniel Measurement Services, Inc.	Delaware
Metco Services Limited	United Kingdom
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Ltd.	United Kingdom
Hytork Controls, Inc.	Florida
Hytork Controls Limited	United Kingdom

Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
DEAS Holdings, Inc.	Delaware
Do+Able Products, Inc.	California
EDAS (I) U.K. Limited	United Kingdom
EDAS (II) U.K. Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
EGS Electrical Group LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Canada
Easy Heat Ltd.	Canada
EGS Holding S.A.R.L.	France
ATX S.A.	France
Easy Heat, Inc.	Delaware
GSEG LLC	Delaware
O-Z Gedney Company LLC	Delaware
Easy Heat Holding B.V.	Netherlands
Easy Heat Europe B.V.	Netherlands
Electrical Reliability Services, Inc.	California
El-O-Matic USA, Inc.	Delaware
Emerson Climate Technologies, Inc.	Delaware
Copeland Corporation LLC	Delaware
Computer Process Controls, Inc.	Georgia
Emerson Retail Services, Inc.	Delaware
Clive Samuels & Associates, Inc.	New Jersey
Emerson Climate Services, LLC	Delaware
Copeland Access +, Inc.	Delaware
CopelandBitzer L.P.	Delaware
CopelandBitzer Management LLC	Delaware
Copeland de Mexico S.A. de C.V.	Mexico
Copeland Redevelopment Corporation	Missouri
Emerson Climate Technologies (India) Limited	India
CR Compressors LLC	Delaware
Scroll Compressors LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco Controls A.G.	Switzerland
Asco Controls B.V.	Netherlands
Asco Mideast B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco/Joucomatic sp. z.o.o.	Poland
Asco/Joucomatic s.r.o.	Czech Republic
Asco/Joucomatic ZA BV	Netherlands
Asco/Joucomatic Sarl	Switzerland
Asco Electrical Products Co., Inc.	New Jersey
Ascomation Pty. Ltd.	Australia
Ascomation New Zealand Ltd.	New Zealand
Asco AB	Sweden
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
ASCO Power Technologies, L.P.	Delaware
ASCO Valve Enterprises LLC	Delaware

ASCO Valve, Inc.	Delaware
ASCO Controls, L.P.	Delaware
ASCO Valve Manufacturing, LLC	Delaware
Ascoval Industria E Commercio Ltda.	Brazil
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Inc.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons S.A.S.	France
Environmental Mediation Management, LLC	Delaware
Camco Vertriebs-GmbH	Germany
Copeland GmbH	Germany
Copeland Corporation Limited	United Kingdom
Copeland France S.A.	France
Copeland Italia S.a.R.l.	Italy
Copeland Iberica CIB S.A.	Spain
Copeland Refrigeration Europe S.A.	Belgium
Copeland S.A.	Belgium
El-O-Matic GmbH	Germany
Emerson Dietzenbach GmbH	Germany
Emerson Electric GmbH	Germany
Emerson Electric GmbH & Co. OHG	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Motores U.S. de Mexico, S.A. de C.V.	Mexico
U.S.E.M. de Mexico S.A. de C.V.	Mexico
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Emerson Process Management Manufacturing GmbH & Co. OHG	Germany
Emerson Process Management Ltda.	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co.	Germany
Emersub LXXXIV, Inc.	Delaware
Emerson Process Management, S.A. de C.V.	Mexico
Emersub LXXXVI, Inc.	Delaware
EMR Deutschland GmbH & Co. OHG	Germany
Marbaise Hanlo LS GmbH	Germany
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
RIDGID Peddinghaus Werkzeug GmbH	Germany
Rosemount Inc.	Minnesota
Control Techniques - Americas, Inc.	Delaware
Control Techniques - Americas LLC	Delaware
Control Techniques Drives Limited	Canada
Fincor Holding, LLC	Delaware
Dieterich Standard, Inc.	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson Process Management Kft.	Hungary
Emerson Process Management sp. z.o.o.	Poland
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson Process Management AS	Denmark
Fisher-Rosemount Ges. M.B.H.	Austria
Westinghouse Electric GES m.b.H.	Austria

FR af 13.august 1999 A/S	Denmark
Emerson Process Management Power and Water Solutions Sp. z.o.o.	Poland
Emerson Process Management Asia Pacific Pte Ltd.	Singapore
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management (Shanghai) International Trading Co. Ltd.	China
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
HSFR Performance Services Pte Ltd.	Singapore
Emerson Process Management (India) Pvt. Ltd.	India
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management, S.L.	Spain
Emerson Process Management Oy	Finland
Innex Manufacturers & Exporters, Inc.	Delaware
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Emerson Process Management Temperature GmbH	Germany
Xomox Uruguay S.A.	Uruguay
Emerson Power Transmission Corporation	Delaware
Emerson Chain, Inc.	Delaware
Emerson Power Transmission Drives and Components, Inc.	Delaware
Emerson Power Transmission Manufacturing L.P.	Missouri
Emerson Power Transmission Ithaca, Inc.	Delaware
Rollway Bearing International Ltd.	Delaware
Lipe-Rollway de Mexico, S.A. de C.V.	Mexico
Lipe-Rollway Deutschland GmbH	Germany
Rollway Bearing N.V.	Belgium
EPT Investments, Inc.	Delaware
McGill Manufacturing Company, Inc.	Indiana
Emerson Power Transmission Bearings, Inc.	Delaware
McGill International, Inc.	Taiwan
Liebert Corporation	Ohio
Alber Corp.	Florida
Atlas Asia Limited	Hong Kong
Control Concepts Corporation	Delaware
Emerson Network Power Australia Pty. Ltd.	Australia
Atlas Air Australia Pty. Ltd.	Australia
Emerson Network Power (Hong Kong) Limited	Hong Kong
Wuhan Liebert Computer Power Support System Limited	China
Emerson Network Power (India) Private Limited	India
Leroy Somer & Controls India (P) Ltd.	India
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn. Bhd.	Malaysia
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Global Energy Services, Inc.	Delaware
Liebert Field Services, Inc.	Delaware
Liebert Global Services, Inc.	Delaware
Liebert North America, Inc.	Delaware
Liebert Property Holdings, LLC	Delaware
Liebert Tecnologia Ltda.	Brazil
Micro Motion, Inc.	Colorado
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty., Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
Ridgid, Inc.	Delaware
Ridgid Italia Srl	Italy
Ridgid Online, Inc.	Ohio

Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico, S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emermex S.A. de C.V.	Mexico
Emerson Arabia, Inc.	Delaware
Emerson Capital (Canada) Corporation	Canada
EMRCDNA I	Canada
EMRCDNA II	Canada
Emerson Climate Technologies de Mexico S.A. de C.V.	Mexico
Emerson Climate Technologies - Distribution Services, Inc.	Delaware
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia/Pacific) Pte. Ltd.	Singapore
Emerson Technology Service (Shenzhen) Co.	China
Emerson Electric II, C.A.	Venezuela
Emerson Electric de Colombia, Ltda.	Colombia
Emerson Electric Foreign Sales Corporation	U.S. Virgin Islands
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Ltd.	Bermuda
Emersub Treasury Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Co. (India) Private Ltd.	India
Westinghouse Electric Private Ltd. (Mauritius)	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Electric Nederland B.V.	Netherlands
Alco Controls Spol s.r.o.	Czech Republic
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Brooks Instrument B.V.	Netherlands
Emerson Network Power B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Crouzet Appliance Controls D.O.O.	Slovenia
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
El-O-Matic S.A. (Proprietary) Ltd.	South Africa
Electrische Apparantenfabriek Capax B.V.	Netherlands
Emerson a.s.	Slovakia
Emerson LLC	Russia
Emerson SRL	Romania
Emerson Climate Technologies s.r.o.	Czech Republic
Emerson Electric Slovakia Spol. s.r.o.	Slovakia
Emerson Electric Spol, s.r.o.	Czech Republic
Emerson Process Management B.V.	Netherlands
Fisher Rosemount Temperature B.V.	Netherlands
Fusite, B.V.	Netherlands
Ortrud Verwaltungsgesellschaft mbH	Germany
Knürr-Holding GmbH	Germany
Knürr AG	Germany
Knürr AB	Sweden
Knürr AG	Switzerland
Knürr AG & Co. Grundbesitz OHG	Germany
Knürr BV	Netherlands
Knürr Design Integration Inc.	Canada
Knürr Electronics & Co. Grundbesitz OHG	Germany
Knürr Electronics GmbH	Germany
Knürr Electronics (Shanghai) Co. Ltd.	China

Knürr-Ercotec GmbH	Germany
Knürr Holding Ltda.	Brazil
Knuerr Ltda.	Brazil
Knürr-Innovation GmbH	Germany
Knürr Ltd.	United Kingdom
Knürr Lommatec Mechanik fur die Elektronik Beteiligungs und Verwaltungs GmbH	Germany
Knürr s.a.r.l.	France
Knuerr-Spectra (S.E.A.) Pte Ltd.	Singapore
Knürr s.r.o.	Czech Republic
Knürr Technical Furniture GmbH	Germany
Knürr International GmbH	Germany
Ridge Tool Ag	Liechtenstein
Therm-O-Disc Europe B.V.	Netherlands
Emerson Electric Puerto Rico, Inc.	Delaware
Emerson Puerto Rico, Inc.	Delaware
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Finance LLC	Delaware
Emerson Global Finance Company	Missouri
Emerson Mexico Corporate Services, S. de R.L. de C.V.	Mexico
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Energy Systems, North America, Inc.	Delaware
Emerson Network Power Exportel, S.A. de C.V.	Mexico
Emerson Network Power, Inc.	Texas
Emerson Sice S.r.l.	Italy
Branson Ultrasuoni S.r.l.	Italy
Emerson Appliance Motors Europe - E.A.M.E. s.r.l. (f/k/a Plaset s.r.l.)	Italy
Emerson Network Power Holding S.r.l.	Italy
Liebert Hiross SpA	Italy
Emerson Network Power Sp. Z.o.o.	Poland
Emerson Network Power S.r.l.	Italy
Liebert Hiross Holding GmbH	Germany
Emerson Network Power GmbH	Germany
Emerson Network Power AG	Switzerland
Emerson Network Power Ges.m.b.H.	Austria
Emerson Network Power Kft.	Hungary
Emerson Process Management S.r.l.	Italy
EMR Milano SRL	Italy
Fisher-Rosemount Italia S.r.l. in liquidazione	Italy
Sirai Elettromeccanica s.r.l.	Italy
Sirai Deutschland Vertrieb Elektronischer GmbH	Germany
Emerson Telecommunication Products, LLC	Delaware
Emerson Network Power Optical Connectivity Solutions, Inc.	Maryland
JTP Industries, Inc.	Delaware
Dura-Line Espana, S.L.	Spain
Dura-Line Iberia, S.L.	Spain
Dura-Line Limited	United Kingdom
Integral Limited	United Kingdom
OOO Dura-Line	Russia
Emerson Network Power Connectivity Solutions, Inc.	Delaware
Balance Manufacturing Services, Inc.	Texas
Cable Spec, Ltd.	Texas
Emerson Electronic Connector and Components do Brasil, Ltda.	Brazil
LoDan de Mexico S.A. de C.V.	Mexico
LoDan West do Brasil, Ltda.	Brazil
Viewsonics do Brasil, Ltda.	Brazil
Viewsonics Mexico S.A. de C.V.	Mexico
Vitelec Electronics Ltd.	United Kingdom
Engineered Endeavors, Inc.	Delaware

Engineered Endeavors do Brasil, Ltda.	Brazil
Engineered Endeavors do Brasil Servicos Ltda.	Brazil
Northern Technologies, Inc.	Idaho
Emerson Venezuela C.A.	Venezuela
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub XLVI, Inc.	Nevada
Wilson Investment 2, Inc.	Delaware
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub LII, Inc.	Delaware
Emersub XCI, Inc.	Delaware
Emersub Italia Srl	Italy
International Gas Distribution S.A.	Luxembourg
O.M.T Officina Meccanica Tartarini S.r.l.	Italy
Fisher Process Srl	Italy
IGS Dataflow Srl	Italy
EMR Foundation, Inc.	Delaware
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Copeland Korea, Inc.	Korea
Copeland Taiwan Refrigeration Co.	Taiwan
Digital Appliance Controls, S.A. de C.V.	Mexico
EMR Manufacturing (M) Sdn Bhd	Malaysia
Emerson Appliance Motor Europe S.R.L.	Romania
Emerson Appliance Solutions (Shenzhen) Co., Ltd.	China
Emerson Argentina S.A.	Argentina
Emerson Climate Technologies Australia Pty Ltd.	Australia
Emerson Electric Canada Limited	Canada
Tech-Met Canada Limited	Canada
Emerson Electric Chile Ltda.	Chile
Emerson Electric de Mexico S.A. de C.V.	Mexico
Ascotech, S.A. de C.V.	Mexico
Motores Reynosa, S.A. de C.V.	Mexico
Emerson Electric do Brasil Ltda	Brazil
Emerson Comercio em Tecnologia de Climatizacao Ltda	Brazil
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
Emerson (China) Motor Co. Ltd.	China
Emerson Process Management Co. Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Electric (China) Holdings Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Co. Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Research & Development Co., Ltd.	China
Emerson Electric (Shenzhen) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery & Equipment (Shenzhen) Co. Ltd.	China
Emerson Network Power Connectivity Solutions (Shanghai) Co., Ltd.	China
Emerson Network Power Co. Ltd. (f/k/a/ Avansys)	China
Emerson Power Transmission (Zhangzhou) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China

Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co. Ltd.	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Leroy Somer Electro-Technique (Fuzhou) Co., Ltd.	China
Shanghai Westinghouse Control Systems Company Ltd.	China
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z.o.o.	Poland
FZN Marbaise LS Sp. z.o.o.	Poland
Emerson Electric (Thailand) Limited	Thailand
Emerson Energy Systems Argentina S.A.	Argentina
Emerson Energy Systems Sdn Bhd	Malaysia
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden
Emerson Network Power Energy Systems AB	Sweden
Saab Marine Holding AB	Sweden
Saab Rosemount Tank Radar AB	Sweden
MEP Marine AS	Norway
Saab Marine Middle-East (FZC)	UAE
Saab Marine RU	Russia
Saab Rosemount Deutschland GmbH	Germany
Saab Rosemount Marine Singapore Pte Ltd	Singapore
CHP Navcom Pte. Ltd.	Singapore
Saab Rosemount Tank Gauging Limited	United Kingdom
Saab Rosemount Tank Gauging S.P.C.	Bahrain
Saab Rosemount Tank Gauging (India) Private Limited	India
SF-Control OY	Finland
Emerson Network Power del Peru S.A.C.	Peru
Emerson Network Power d.o.o.	Croatia
Emerson Network Power Limited	Nigeria
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Network Power (South Africa) (Pty) Ltd	South Africa
Emerson Europe S.A.	France
Asco Joucomatic S.A.	France
Asco Joucomatic GmbH	Germany
Asco Joucomatic S.p.A.	Italy
Asco Joucomatic N.V.	Belgium
Fluidocontrol S.A.	Spain
Sotrac S.r.l.	Italy
Company Financiere de Chausey, SA	France
Emerson Network Power Energy Systems S.A.	France
Emerson Appliance Controls SAS	France
Emerson Energy Systems EURL	France
Francel S.A.	France
Leroy-Somer S.A.	France
Bertrand Polico SAS	France
Comercial Leroy-Somer Ltda.	Chile
Constructions Electriques DeBeaucourt SAS	France
Electronique du Sud-Ouest S.A.S.	France
Atelier de Bobinage de Moteurs Electriques - Viet Services S.a.r.L.	France
Atelier Equipment Electrique Wieprecht SARL	France
SARL Wieprecht	France
Bobinage Electrique Industriel SARL	France
Bobinage Electrique Industriel Roannais S.A.R.L.	France
Cargnelli SAS	France
Diffusion Mecanique Electricite SARL	France
Electro Maintenance Courbon SARL	France

Etablissements Belzon & Richardot S.A.R.L	France
Etablissements de Cocard SARL	France
Etablissements J. Michel S.A.R.L.	France
Etablissements Suder et Fils S.A.R.L.	France
Houssin S.A.R.L.	France
Lorraine Services Electrique Electronique Electromecanique S.a.r.l.	France
Maintenance Industrie Service Provence SARL	France
Maintenance Industrie Service Rennes S.a.r.L.	France
Maintenance Industrie Service S.a.r.L.	France
Maintenance Industrie Service SIBE SARL	France
Maintenance Industrie Service SPIRE SARL	France
Marcel Oury SARL	France
MEZIERES S.A.R.L.	France
Navarre Services S.A.R.L.	France
Ouest Electro Service S.A.R.L.	France
Prevost SARL	France
Radiel Bobinage S.A.R.L.	France
Societe De Reparation Electro-Mecanique S.A.R.L.	France
Societe Nouvelle Paillet Services S.A.R.L.	France
Societe Nouvelle Silvain S.A.R.L.	France
Sud Maintenance S.A.R.L.	France
Etablissements Trepeau SAS	France
Girard Transmissions SAS	France
I.M.I Kft	Hungary
La Francaise de Manutention SAS	France
Leroy-Somer Canada Ltd.	Canada
Leroy-Somer Denmark A/S	Denmark
Leroy-Somer Elektroantriebe GmbH	Austria
Leroy-Somer Elektromotoren GmbH	Germany
Leroy-Somer Electromekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy-Somer Iberica S.A.	Spain
Leroy-Somer Ltd.	Greece
Leroy-Somer Ltd.	United Kingdom
Leroy-Somer Motores E Sistemas Electro Mecanicas CDA	Portugal
Leroy-Somer Nederland B.V.	Netherlands
Leroy-Somer Norden AB	Sweden
Leroy-Somer Norge A/S	Norway
Leroy-Somer OY	Finland
Leroy-Somer (Pty) Ltd.	South Africa
Leroy-Somer (Pty) Ltd.	Australia
Leroy Somer S.A.	Belgium
Leroy-Somer (SEA) Pte. Ltd.	Singapore
Leroy-Somer Suise S.A.	Switzerland
Leroy-Somer S.p.A.	Italy
E.M.S. Elettro Multi Service Srl	Italy
Maintenance Industrielle de Vierzon SAS	France
M.L.S. Holice Spol. s.r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International Inc.	Delaware
Motadour SAS	France
Moteurs Leroy-Somer S.A.	France
Moteurs Patay SAS	France
Societe Anonyme de Mecanique et D’outillage du Vivarais S.A.	France
Societe Confolentaise de Metallurgie SAS	France
Societe de Mecanique et D’Electrothermie des Pays de L’Adour SAS	France
Emerson Network Power SA	France
Ridgid France S.A.	France
Emerson Holding AG	Switzerland

Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.	Mexico
Emerson Network Power, S. A.	Spain
Flexair Clima S.A.	Spain
Jaure, S.A.	Spain
Emerson Process Management Europe Middle East & Africa GmbH	Switzerland
Emerson Process Management (Magyarorszag) Kft.	Hungary
Emerson Process Management NV	Belgium
PI Components NV	Belgium
Emerson Sistemas de Energia Ltda.	Brazil
Emersub Mexico, Inc.	Nevada
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emerson Electronic Connector and Components Mexico S.A. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Intermetro de Mexico, S. de R.L. de C.V.	Mexico
Stack A Shelf, S. de R.L. de C.V.	Mexico
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Ltd.	United Kingdom
Control Techniques GmbH	Germany
Reta Anlagenbau GmbH	Germany
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques (Thailand) Limited	Thailand
PT Kontrol Teknik Indonesia	Indonesia
Control Techniques Australia Pty Ltd.	Australia
Control Techniques Bermuda Limited	Bermuda
Control Techniques Drives Limited	United Kingdom
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reed & Company Limited	United Kingdom
Control Techniques Southern Africa (Pty.) Limited	South Africa
Control Techniques SpA	Italy
Control Techniques Worldwide BV	Netherlands
Control Technika Hungary Villamos Hajtastechnikai Kft.	Hungary
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques China Pte. Ltd.	Hong Kong
Control Techniques AS	Denmark
Control Techniques Endustriyel Control Sistemieri Sanayii Ve Ticaret A.S.	Turkey
Control Techniques GesbmH	Austria
Control Techniques India Limited	India
Control Techniques Elpro Automation Limited	India
DriveShop Limited	United Kingdom
Electric Drives Limited	Ireland
Electric Drives Manufacturing Ltd.	Ireland
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Ltd.	United Kingdom
Joucomatic Controls Ltd.	United Kingdom
Temple Instruments Ltd.	United Kingdom
Bristol Babcock Limited	United Kingdom

Computational Systems, Limited	United Kingdom
Copeland Ltd.	United Kingdom
CSA Consulting Engineers, Ltd.	United Kingdom
The Design House (WGC) Limited	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
BannerScientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserve Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Network Power Limited	United Kingdom
Hiross Limited	United Kingdom
Liebert Swindon Ltd.	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
F-R Properties (UK) Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Emerson Process Management Services Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Ltd.	United Kingdom
Fisher Governor Company Ltd.	United Kingdom
Midwest Microwave International Limited	United Kingdom
Midwest Microwave Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group PLC	United Kingdom
Mobrey Overseas Sales Limited	United Kingdom
Mobrey S.A./N.V.	Belgium
Mobrey Sp. Z.o.o.	Poland
Mobrey GmbH	Germany
Mobrey AB	Sweden
Mobrey SA	France
Mobrey Limited	United Kingdom
Mobrey Transducers Limited	United Kingdom
Mobrey Trustee Company Limited	United Kingdom
Northern Technologies UK Limited	United Kingdom
Oaksmere Refrigeration Design & Consultancy Limited	United Kingdom
Pactrol Controls Limited	United Kingdom
S R Drives Manufacturing Limited	United Kingdom
Switched Reluctance Drives Limited	United Kingdom
Reluctance Motors Limited	United Kingdom
F-R Technologias de Flujo, S.A. de C.V.	Mexico
Fisher-Rosemount Peru S.A.C.	Peru
Fisher-Rosemount Systems GmbH	Switzerland
Motoreductores U.S., S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
P.T. Emerson Electric Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Rotores S.A. de C.V. Rotores S.A. de C.V.	Mexico

Saab Rosemount Marine Korea Co. Ltd.	Korea
Termotec de Chihuahua S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran	Russia
Metran-SMART	Russia
Metran-STAR	Russia
Metran-Energoservice Chelyabinsk	Russia
Firma Metran	Russia
Enterprise Metran-Thermometria	Russia
Metran Sensor	Russia
EPMCO Holdings, Inc.	Delaware
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Corot Pty. Ltd.	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Fisher-Rosemount Ltd.	New Zealand
Emerson Process Management China Ltd.	Hong Kong
Fisher Controls De Mexico, S.A. de C.V.	Mexico
Fisher Controles Do Brasil Ltda.	Brazil
Fisher Controls Industria e Comercio Ltda.	Brazil
Fro-Mex, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co. Ltd.	Japan
Fisco Ltd. (Fisco Kabushiki Kaisha)	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management LLLP	Delaware
Emerson Performance Solutions, Inc.	Georgia
Emerson Process Management Dominicana, S.A.	Dominican Republic
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Emerson Process Management Group Services S.A.S.	France
Emerson Process Management S.A.S.	France
Fisher-Rosemount, Lda	Portugal
Fiberconn Assemblies Morocco S.A.R.L.	Morocco
Flo Healthcare Solutions, LLC	Georgia
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Kato Engineering, Inc.	Delaware
Knaack Manufacturing Company	Delaware
Capsacorp LLC	Delaware
Knürr Inc.	California
Kop-Flex, Inc.	Delaware
Kop-Flex Canada Limited	Canada
Metaloy, Inc.	Massachusetts
Metropolitan International, Inc.	Nevada
InterMetro Industries Corporation	Nevada
InterMetro Industries Corporation	Delaware
InterMetro Industries B.V.	Netherlands
Metro Industries, Inc.	Nevada
Metropolitan Wire (Canada) Ltd.	Canada
Metropolitan Wire Corporation	Pennsylvania
Midwest Microwave Inc.	Delaware
Mobrey, Inc.	Delaware
Motores Hermeticos del Sur, S.A. de C.V.	Mexico

Numatics, Incorporated	Michigan
Micro-Filtration, Inc.	Michigan
Microsmith, Inc.	Arizona
Numatech, Inc.	Michigan
Numatics (Shanghai) Co., Ltd.	China
Numatics B.V.	Netherlands
Numatics Co., Ltd.	Taiwan
Numatics de Mexico, S.A. de C.V.	Mexico
Numatics GmbH	Germany
Numatics Kft.	Hungary
Numatics Limited	United Kingdom
Numatics Ltd.	Canada
Numatics S.A.R.L.	France
Numatics S.R.L.	Italy
Numatics Spain, S.L.	Spain
Numation, Inc.	Michigan
Ultra Air Products, Inc.	Michigan
PC & E, Inc.	Missouri
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Saab Rosemount Tank Gauging Inc.	Texas
Termocontroles de Juarez S.A. de C.V.	Mexico
The Sulton Company, Inc.	Delaware
Tescom Corporation	Minnesota
Tescom, LLC	Minnesota
Hankuk Tescom Ltd.	Korea
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware
Transmisiones de Potencia Emerson S.A. de C.V.	Mexico
Wer Canada (1984) Inc.	Canada
Western Forge Corporation	Delaware
White-Rodgers (1967) Limited	Canada
Wiegand S.A. de C.V.	Mexico